UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005


                           SAFETEK INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        33-22175               75-2226896
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                                5509 11th Avenue
                               Brooklyn, NY 11219
                    ----------------------------------------
                    (Address of principal executive offices)


                                  718-383-5255
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 15, 2005, Mr. Shmuel Shneibalg, who had been serving as the director and as the Chairman, Chief Executive Officer, and Secretary of Safetek International, Inc. (the "Registrant"), resigned from all his positions as director and officer of the Registrant.

On April 15, 2005, Mr. Shay Goldstein was appointed as the director and as the Chairman, Chief Executive Officer, and Secretary of the Registrant. Mr. Goldstein is not a director in any other reporting company. Mr. Goldstein has a Doctor of Medicine degree from the Israel Institute of Technology and has extensive experience in the development, financing, and marketing of businesses involved in the life science and medical technology industries. Between April 2003 and January 2005, Mr. Goldstein was the manager of the marketing programs of Rimed Ltd., an Israeli-based company that specializes in the development of advanced neuro-diagnostic medical equipment. Between February 2004 and February 2005, Mr. Goldstein was a consultant to Silicom Ventures, a company that provides financing to businesses involved in the life science and medical technologies industries. Between June 2002 and September 2003, Mr. Goldstein was the manager of the business development and marketing programs of Medidactic, an Israeli-based company that provides marketing services to businesses involved in the life science and medical technology industries. Between September 2001 and June 2002, Mr. Goldstein was the manager of the business development and marketing programs of Medidactic. Ltd, an Israeli-based company that provides marketing and training services to businesses involved in the life science and medical technology industries. Between December 2000 and August 2001, Mr. Goldstein was the manager and a co-founder of Renaissance Biomedical Solutions, an Israeli-based company involved in the development of a biochemical delivery system for the treatment of neurodegenerative diseases. Between July 1999 and December 2000, Mr. Goldstein was a doctor at the Israel National Institute of Forensic Medicine.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Information.              Not applicable

      (b)   Pro forma financial information.    Not applicable

      (c)   Exhibits.                           Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFETEK INTERNATIONAL, INC.
                                       (Registrant)


                                       By:    /s/ Shay Goldstein
                                              ----------------------------------
                                       Name:  Shay Goldsten,
                                       Title: Chairman, Chief Executive Officer,
                                              Secretary, and Director

Date: April 19, 2005